October 14, 2004

                               DIAMOND HILL FUNDS

                           Diamond Hill Small Cap Fund
                           Diamond Hill Large Cap Fund
                       Diamond Hill Focus Long-Short Fund
                       Diamond Hill Bank & Financial Fund
                       Diamond Hill Strategic Income Fund
                    Diamond Hill Short Term Fixed Income Fund

                  Supplement to Prospectus Dated April 30, 2004

Rights of Accumulation

Delete the paragraph in the section Rights of Accumulation on page 37 and insert the following:

To calculate the sales charge applicable to your net purchase of Class A shares of any of the Diamond Hill Funds, you may aggregate the amount that you are currently investing with the current market value of any Class A or Class C shares of any Diamond Hill Fund held in:

      1.    Your account(s);

      2.    Your spouse's account;

      3. Account(s) of children under the age of 21 who share your residential address;

      4. Trust accounts established by any of the individuals in items (1) through (3). If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

      5.    Solely controlled business accounts; and

      6. Single-participant retirement plans of any of the individuals in items (1) through (3) above.

You should inform your Shareholder Servicing Agent if you have any of the above types of accounts that can be aggregated with your current investment in Class A shares to reduce the applicable sales charge. Appropriate documentation may be required, such as with your account number(s) and, if applicable, the account numbers for your spouse and/or children (and the children's ages). Shares purchased at NAV count toward your total for calculating the appropriate sales charge rate. Current market value of your account is determined using NAV. The appropriate sales charge rate will be determined using the higher of the market value of your account or the cost basis of your account. The Fund may amend or terminate this right of accumulation at any time.

Dividends and Distributions

Delete the 2d paragraph in the section Dividends and Distributions on page 40 and insert the following:

Effective November 1, 2004, the Strategic Income Fund and Short Term Fixed Income Fund generally declare dividends on the day prior to the last business day of the month. Dividends are distributed on the last business day of each month. Capital gains, if any, are distributed at least annually.